Exhibit 99.1

> News Release

Newell Rubbermaid Reports Fourth Quarter 2010 Results

»     Core Sales Growth of 4.9%

»     Normalized EPS of $0.34; a 26% Increase Compared to Prior Year Quarter

»     Provides 2011 Guidance for 10% to 12% Normalized EPS Growth

ATLANTA, January 27, 2011 – Newell Rubbermaid (NYSE: NWL) today announced fourth quarter 2010 financial results, including normalized earnings per share of $0.34, a 26 percent improvement over prior year results, core sales growth of 4.9 percent and gross margin of 37.1%.

“I’m pleased to report the conclusion of a successful year for Newell Rubbermaid,” said Mark Ketchum, President and CEO. “We finished out 2010 with very positive fourth quarter results. For both the quarter and the full year, we delivered mid-single digit core sales growth, year-over-year gross margin improvement, strong double-digit normalized EPS growth and robust operating cash flow. As I look back on 2010, I think it’s most notable that we consistently grew cores sales in a sluggish economy and delivered on all of our financial targets, while continuing to advance our long-term growth strategies. By staying focused on the drivers that are in our control, we have created our own momentum to deliver once again a full year of the growth trifecta – sales growth, gross margin expansion and normalized earnings growth. We exit 2010 with positive momentum that provides even greater confidence in our 2011 prospects.”

Net sales in the fourth quarter were $1.47 billion, an increase of 3.4 percent compared with the prior year. Core sales improved 4.9 percent. The year over year impact of last year’s product line exits reduced net sales by 0.8 percent, and foreign currency translation had a negative 0.7 percent impact on sales.

Gross margin for the quarter was 37.1 percent, up 10 basis points from last year as improved product mix and productivity more than offset the impact of input cost inflation.

Fourth quarter operating income, on a normalized basis, was $152.6 million, or 10.4 percent of sales, excluding $30.8 million of Project Acceleration restructuring costs and restructuring related costs incurred in connection with the European Transformation Plan. In 2009, normalized operating income was $142.3 million, or 10.0 percent of sales, excluding Project Acceleration restructuring costs of $13.0 million.

The tax rate for the quarter was 21.2% compared to 29.3% in the prior year. The primary drivers of the decreased tax rate relate to recent U.S. legislation changes and improved profitability outside the United States, which allowed the company to benefit from foreign losses that had not previously been available.

Normalized earnings were $0.34 per diluted share compared to prior year normalized results of $0.27 per diluted share, driven by sales growth, improved gross margin, reduced interest expense and a lower tax rate. For the fourth quarter 2010, normalized diluted earnings per share exclude $0.08 per diluted share for restructuring and restructuring related costs, net of tax. For the fourth quarter 2009, normalized earnings per share excluded $0.04 per diluted share for Project Acceleration restructuring costs, net of tax, $0.02 per diluted share of dilution related to

3 Glenlake Parkway | Atlanta, GA 30328 | Phone +1 (770) 418-7000 | www.newellrubbermaid.com | NYSE: NWL

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the conversion feature of the convertible notes issued in March 2009 and the impact of associated hedge transactions, and $0.01 per diluted share associated with the company’s adoption of the parallel rate to translate the results of its Venezuelan operations beginning in the fourth quarter of 2009. (A reconciliation of the “as reported” results to “normalized” results is included below.)

Net income, as reported, was $75.7 million, or $0.25 per diluted share, for the fourth quarter. This compares to net income of $60.6 million, or $0.20 per diluted share, in the prior year.

The company generated operating cash flow of $204.7 million during the fourth quarter, compared to $187.1 million in the comparable period last year. Capital expenditures were $56.6 million in the fourth quarter compared to $45.6 million in the prior year.

A reconciliation of the fourth quarter 2010 and last year’s results is as follows:

	Q4 2010	Q4 2009

Diluted earnings per share (as reported)	$0.25	$0.20

Restructuring and restructuring related costs, net of tax	$0.08	$0.04

Convertible notes dilution	$0.00	$0.02

Other items, net of tax	$0.00	$0.01

“Normalized” EPS	$0.34	$0.27

Full Year Results

Net sales for the twelve months ended December 31, 2010 increased 3.3 percent to $5.76 billion, compared to $5.58 billion in the prior year. Core sales increased 4.7 percent for the full year. Foreign currency translation had a negligible impact on net sales, while the year over year impact of last year’s product line exits lowered net sales by 1.4 percent.

Gross margin was 37.7 percent, a 100 basis point improvement versus the prior year. Productivity gains and improved product mix more than offset the effect of input cost inflation.

Normalized earnings were $1.52 per diluted share compared to $1.31 per diluted share in the prior year. For the twelve months ended December 31, 2010, normalized earnings exclude $0.24 per diluted share for restructuring and restructuring related costs, net of tax; $0.10 per diluted share of dilution related to the conversion feature of the convertible notes issued in March 2009 and the impact of associated hedge transactions; $0.44 per diluted share in charges and other impacts associated with the Capital Structure Optimization Plan; a benefit of $0.21 reflecting the favorable resolution of a tax examination and a benefit of $0.01 per diluted per share related to hyperinflationary accounting for the company’s Venezuelan operations. For the twelve months ended December 31, 2009, normalized earnings excluded the same items as those in the fourth quarter 2009, as well as one-time costs of $0.01 per diluted share incurred for the early retirement of $325 million principal amount of medium-term notes. (A reconciliation of the “as reported” results to “normalized” results is included below.)

3 Glenlake Parkway | Atlanta, GA 30328 | Phone +1 (770) 418-7000 | www.newellrubbermaid.com | NYSE: NWL

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Net income, as reported, was $292.8 million, or $0.96 per diluted share. This compares to $285.5 million, or $0.97 per diluted share, in the prior year.

“Another notable strategic milestone in 2010 was the completion of Project Acceleration,” said CEO Mark Ketchum. “This multi-year restructuring program was designed to consolidate and streamline our manufacturing and supply chain operations to achieve greater efficiency and best cost. Since the inception of Acceleration, we have reduced our manufacturing footprint by 60% and optimized our distribution and transportation network. By the end of 2011 we will have delivered in excess of $220 million in annualized savings. Project Acceleration required significant effort and resources; and with that hard work behind us, we are now better able to focus on growth.”

Cumulative restructuring costs incurred through the completion of Project Acceleration in 2010 totaled $498 million.

The company generated operating cash flow of $582.6 million during 2010 compared to $602.8 million in the prior year. Capital expenditures were $164.7 million, compared to $153.3 million in the prior year.

A reconciliation of the full year 2010 and last year’s results is as follows:

	FY 2010	FY 2009

Diluted earnings per share (as reported)	$0.96	$0.97

Restructuring and restructuring related costs, net of tax	$0.24	$0.26

Convertible notes dilution	$0.10	$0.06

Capital structure optimization plan	$0.44	$0.00

Benefit from the resolution of a tax examination	($0.21)	$0.00

Other items, net of tax	($0.01)	$0.02

“Normalized” EPS	$1.52	$1.31

2011 Full Year Outlook

The company expects core sales to increase four to five percent in 2011 and estimates that foreign currency will have a negligible impact on sales. Gross margin is expected to improve 50 to 75 basis points with the combination of productivity, mix and pricing more than offsetting input cost inflation.

3 Glenlake Parkway | Atlanta, GA 30328 | Phone +1 (770) 418-7000 | www.newellrubbermaid.com | NYSE: NWL

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The company expects normalized earnings per diluted share to increase 10 to 12 percent in 2011.

The company’s 2011 normalized EPS expectation excludes between $80 and $85 million of restructuring and other Plan-related costs associated with the company’s European Transformation Plan. The company expects to realize annualized net income improvement of $55 to $65 million, upon completion of the European Transformation Plan, and estimates the initiative will result in aggregate restructuring and other Plan-related costs of $110 to $115 million. The costs will be substantially incurred by the end of 2011, and the bulk of the benefits will accrue beginning in the middle of 2012. The Plan’s benefit and cost guidance compares to the previously communicated annualized savings range of $50 to $60 million and a project cost range of $90 to $100 million. (A reconciliation of the “as reported” results to “normalized” results is included below.) Additionally, the implementation of SAP in Europe, previously expected to be substantially complete by the end of 2011, is now estimated to be completed in the first half of 2012.

Operating cash flow is expected to exceed $550 million for the full year, including approximately $90 to $100 million in restructuring and restructuring related cash payments. The company plans to fund capital expenditures of approximately $180 to $200 million during the year.

A reconciliation of the 2011 earnings outlook is as follows:

FY 2011

Diluted earnings per share	$1.43 to $1.46

Restructuring and restructuring related costs, net of tax	$0.22 to $0.26

“Normalized” EPS	$1.67 to $1.70

Conference Call

The company’s fourth quarter 2010 earnings conference call is scheduled for today, January 27, 2011, at 10:00 am ET. To listen to the webcast, use the link provided under Events & Presentations in the Investor Relations section of Newell Rubbermaid’s Web site at www.newellrubbermaid.com. The webcast will be available for replay for two weeks. A brief supporting slide presentation will be available prior to the call under Quarterly Earnings in the Investor Relations section on the company’s Web site.

Non-GAAP Financial Measures

This release contains non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. Included in this release is a reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP.

3 Glenlake Parkway | Atlanta, GA 30328 | Phone +1 (770) 418-7000 | www.newellrubbermaid.com | NYSE: NWL

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About Newell Rubbermaid

Newell Rubbermaid Inc., an S&P 500 company, is a global marketer of consumer and commercial products with 2010 sales of approximately $5.8 billion and a strong portfolio of brands, including Rubbermaid®, Sharpie®, Graco®, Calphalon®, Irwin®, Lenox®, Levolor®, Paper Mate®, Dymo®, Waterman®, Parker®, Goody®, Technical ConceptsTM and Aprica®.

This press release and additional information about Newell Rubbermaid are available on the company’s Web site, www.newellrubbermaid.com.

Contacts:

Nancy O’Donnell Vice President, Investor Relations +1 (770) 418-7723	David Doolittle Vice President, Corporate Communications +1 (770) 418-7519

Caution Concerning Forward-Looking Statements

Statements in this press release that are not historical in nature constitute forward-looking statements. These forward-looking statements relate to information or assumptions about the effects of sales, income/(loss), earnings per share, operating income or gross margin improvements or declines, Project Acceleration, the European Transformation Plan, the Capital Structure Optimization Plan, capital and other expenditures, cash flow, dividends, restructuring and restructuring related costs, costs and cost savings, inflation or deflation, particularly with respect to commodities such as oil and resin, debt ratings, and management’s plans, projections and objectives for future operations and performance. These statements are accompanied by words such as “anticipate,” “expect,” “project,” “will,” “believe,” “estimate” and similar expressions. Actual results could differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, our dependence on the strength of retail, commercial and industrial sectors of the economy in light of the global economic slowdown; currency fluctuations; competition with other manufacturers and distributors of consumer products; major retailers’ strong bargaining power; changes in the prices of raw materials and sourced products and our ability to obtain raw materials and sourced products in a timely manner from suppliers; our ability to develop innovative new products and to develop, maintain and strengthen our end-user brands; our ability to expeditiously close facilities and move operations while managing foreign regulations and other impediments; our ability to implement successfully information technology solutions throughout our organization; our ability to improve productivity and streamline operations; changes to our credit ratings; significant increases in the funding obligations related to our pension plans due to declining asset values or otherwise; the imposition of tax liabilities greater than our provisions for such matters; the risks inherent in our foreign operations and those factors listed in the company’s latest quarterly report on Form 10-Q, and exhibit 99.1 thereto, filed with the Securities and Exchange Commission. Changes in such assumptions or factors could produce significantly different results. The information contained in this news release is as of the date indicated. The company assumes no obligation to update any forward-looking statements contained in this news release as a result of new information or future events or developments.

3 Glenlake Parkway | Atlanta, GA 30328 | Phone +1 (770) 418-7000 | www.newellrubbermaid.com | NYSE: NWL

Newell Rubbermaid Inc.

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(in millions, except per share data)

Reconciliation of “As Reported” Results to “Normalized” Results

	Three Months Ended December 31,
	2010			2009			YOY % Change
	As Reported	Excluded Items (1)	Normalized	As Reported	Excluded Items (2)	Normalized
Net sales	$1,469.3	$—	$1,469.3	$1,420.4	$—	$1,420.4	3.4%
Cost of products sold	924.6	—	924.6	894.6	—	894.6

GROSS MARGIN	544.7	—	544.7	525.8	—	525.8	3.6%
% of sales	37.1%		37.1%	37.0%		37.0%

Selling, general & administrative expenses	398.8	(6.7)	392.1	383.5	—	383.5	2.2%
% of sales	27.1%		26.7%	27.0%		27.0%

Restructuring costs	24.1	(24.1)	—	13.0	(13.0)	—

OPERATING INCOME	121.8	30.8	152.6	129.3	13.0	142.3	7.2%
% of sales	8.3%		10.4%	9.1%		10.0%
Nonoperating expenses:
Interest expense, net	22.9	—	22.9	33.4	—	33.4
Other expense, net	2.3	—	2.3	4.2	(2.3)	1.9

	25.2	—	25.2	37.6	(2.3)	35.3	(28.6)%

INCOME BEFORE INCOME TAXES	96.6	30.8	127.4	91.7	15.3	107.0	19.1%
% of sales	6.6%		8.7%	6.5%		7.5%

Income taxes	20.9	6.1	27.0	31.1	0.2	31.3	(13.7)%
Effective rate	21.6%		21.2%	33.9%		29.3%

NET INCOME (3)	$75.7	$24.7	$100.4	$60.6	$15.1	$75.7	32.6%

% of sales	5.2%		6.8%	4.3%		5.3%

EARNINGS PER SHARE:
Basic	$0.26	$0.08	$0.34	$0.22	$0.05	$0.27
Diluted	$0.25	$0.09	$0.34	$0.20	$0.07	$0.27
AVERAGE SHARES OUTSTANDING:
Basic	293.5		293.5	280.9		280.9
Diluted	297.6		297.6	308.3		282.7

(1)	Items excluded from “normalized” results for 2010 consist of $6.7 million of restructuring related costs incurred in connection with the European Transformation Plan, net of tax effects, as well as the net of tax impact of $24.1 million of Project Acceleration restructuring costs, including asset impairment charges and employee termination and other costs.

(2)	Items excluded from “normalized” results for 2009 consist of $13.0 million of restructuring costs, including asset impairment charges and employee termination and other costs, and the associated tax effects, the net of tax impact of a $2.3 million loss relating to the Company’s decision to adopt the parallel rate to translate the results of its Venezuelan operations beginning in the fourth quarter of 2009, as well as the dilutive impact of the conversion feature of the convertible notes issued in March 2009 and the associated hedge transactions.

(3)	Net income attributable to noncontrolling interests was not material in either of the periods presented.

Newell Rubbermaid Inc.

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(in millions, except per share data)

Reconciliation of “As Reported” Results to “Normalized” Results

	Twelve Months Ended December 31,
	2010			2009			YOY % Change
	As Reported	Excluded Items (1)	Normalized	As Reported	Excluded Items (2)	Normalized
Net sales	$5,759.2	$—	$5,759.2	$5,577.6	$—	$5,577.6	3.3%
Cost of products sold	3,588.4	—	3,588.4	3,528.1	—	3,528.1

GROSS MARGIN	2,170.8	—	2,170.8	2,049.5	—	2,049.5	5.9%
% of sales	37.7%		37.7%	36.7%		36.7%

Selling, general & administrative expenses	1,463.4	(15.2)	1,448.2	1,374.6	—	1,374.6	5.4%
% of sales	25.4%		25.1%	24.6%		24.6%

Restructuring costs	77.5	(77.5)	—	100.0	(100.0)	—

OPERATING INCOME	629.9	92.7	722.6	574.9	100.0	674.9	7.1%
% of sales	10.9%		12.5%	10.3%		12.1%
Nonoperating expenses:
Interest expense, net	118.4	—	118.4	140.0	—	140.0
Losses related to extinguishments of debt	218.6	(218.6)	—	4.7	(4.7)	—
Other (income) expense, net	(7.4)	5.6	(1.8)	2.0	(2.3)	(0.3)

	329.6	(213.0)	116.6	146.7	(7.0)	139.7	(16.5)%

INCOME BEFORE INCOME TAXES	300.3	305.7	606.0	428.2	107.0	535.2	13.2%
% of sales	5.2%		10.5%	7.7%		9.6%

Income taxes	7.5	162.1	169.6	142.7	23.2	165.9	2.2%
Effective rate	NM		28.0%	33.3%		31.0%

NET INCOME (3)	$292.8	$143.6	$436.4	$285.5	$83.8	$369.3	18.2%

% of sales	5.1%		7.6%	5.1%		6.6%

EARNINGS PER SHARE:
Basic	$1.04	$0.49	$1.53	$1.02	$0.30	$1.32
Diluted	$0.96	$0.56	$1.52	$0.97	$0.34	$1.31
AVERAGE SHARES OUTSTANDING:
Basic	282.4		284.4	280.8		280.8
Diluted	305.4		287.3	294.4		281.9

(1)	Items excluded from “normalized” results for 2010 consist of $15.2 million of restructuring related costs incurred in connection with the European Transformation Plan, net of tax effects, $77.5 million of Project Acceleration restructuring costs, including asset impairment charges and employee termination and other costs, net of tax effects, the net of tax impact of $218.6 million in charges incurred to retire outstanding debt under the Capital Structure Optimization Plan, the net of tax impact of a $5.6 million gain resulting from hyperinflationary accounting for the Company’s Venezuelan operations, $63.6 million of non-recurring income tax benefits resulting from settlements with tax authorities, share impacts relating to the execution of the Capital Structure Optimization Plan and the dilutive impact of the conversion feature of the convertible notes and the associated hedge transactions for the period outstanding during 2010.

(2)	Items excluded from “normalized” results for 2009 consist of $100.0 million of restructuring costs, including asset impairment charges and employee termination and other costs, and the associated tax effects, $4.7 million of debt extinguishment charges, net of tax effects, the net of tax impact of a $2.3 million loss relating to the Company’s decision to adopt the parallel rate to translate the results of its Venezuelan operations beginning in the fourth quarter of 2009, as well as the dilutive impact of the conversion feature of the convertible notes issued in March 2009 and the associated hedge transactions.

(3)	Net income attributable to noncontrolling interests was not material in either of the periods presented.

Newell Rubbermaid Inc.

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(in millions)

	December 31,	December 31,
	2010	2009
Assets:

Cash and cash equivalents	$139.6	$278.3
Accounts receivable, net	997.9	894.1
Inventories, net	701.6	688.2
Deferred income taxes	179.2	183.8
Prepaid expenses and other	113.7	137.7

Total Current Assets	2,132.0	2,182.1

Property, plant and equipment, net	529.3	578.1
Goodwill	2,749.5	2,754.3
Other intangible assets, net	648.3	646.2
Other assets	346.2	263.2

Total Assets	$6,405.3	$6,423.9

Liabilities and Stockholders’ Equity:

Accounts payable	$472.5	$433.6
Accrued compensation	190.2	176.4
Other accrued liabilities	698.2	656.0
Short-term debt	135.0	0.6
Current portion of long-term debt	170.0	492.9

Total Current Liabilities	1,665.9	1,759.5

Long-term debt	2,063.9	2,015.3
Other noncurrent liabilities	770.0	866.9

Stockholders’ Equity—Parent	1,902.0	1,778.7
Stockholders’ Equity—Noncontrolling Interests	3.5	3.5

Total Stockholders’ Equity	1,905.5	1,782.2

Total Liabilities and Stockholders’ Equity	$6,405.3	$6,423.9

Newell Rubbermaid Inc.

CONSOLIDATED STATEMENTS OF CASH FLOW (UNAUDITED)

(in millions)

	Twelve Months Ended December 31,
	2010	2009
Operating Activities:
Net income	$292.8	$285.5
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	172.3	175.1
Losses related to extinguishments of debt	218.6	4.7
Deferred income taxes	(6.1)	14.9
Non-cash restructuring costs	6.3	32.4
Stock-based compensation expense	36.5	35.1
Other	21.9	16.4
Changes in operating assets and liabilities:
Accounts receivable	(103.6)	98.0
Inventories	(14.5)	243.1
Accounts payable	39.1	(103.6)
Accrued liabilities and other	(80.7)	(198.8)

Net cash provided by operating activities	$582.6	$602.8

Investing Activities:
Acquisition related activity	$(1.5)	$(13.7)
Capital expenditures	(164.7)	(153.3)
Proceeds from sales of noncurrent assets	16.8	17.6
Other	(4.0)	—

Net cash used in investing activities	$(153.4)	$(149.4)

Financing Activities:
Proceeds from issuance of debt, net of debt issuance costs	$547.3	$634.8
Net proceeds from short-term borrowings	133.6	192.5
Proceeds from issuance of warrants	—	32.7
Purchase of call options	—	(69.0)
Payments for settlement of warrants	(298.4)	—
Proceeds from settlement of call options	369.5	—
Payments on and for the settlement of notes payable and debt	(710.8)	(1,113.0)
Cash consideration paid in convertible note exchange	(53.0)	—
Repurchase of common stock	(500.1)	—
Cash dividends	(55.4)	(71.4)
Purchase of noncontrolling interests in consolidated subsidiaries	—	(29.2)
Other, net	(4.6)	(4.4)

Net cash used in financing activities	$(571.9)	$(427.0)

Currency rate effect on cash and cash equivalents	$4.0	$(23.5)

(Decrease) increase in cash and cash equivalents	$(138.7)	$2.9
Cash and cash equivalents at beginning of year	278.3	275.4

Cash and cash equivalents at end of year	$139.6	$278.3

Newell Rubbermaid Inc.

Financial Worksheet

(In Millions)

	2010					2009					Year-over-year changes
		Reconciliation (1)					Reconciliation (1)				Net Sales		Normalized OI
	Net Sales	Reported OI	Excluded Items	Normalized OI	Operating Margin	Net Sales	Reported OI	Excluded Items	Normalized OI	Operating Margin
											$	%	$	%
Q1:
Home & Family	$556.9	$68.8	$—	$68.8	12.4%	$557.7	$60.3	$—	$60.3	10.8%	$(0.8)	(0.1)%	$8.5	14.1%
Office Products	351.6	47.3	—	47.3	13.5%	318.2	31.1	—	31.1	9.8%	33.4	10.5%	16.2	52.1%
Tools, Hardware & Commercial Products	397.9	51.6	—	51.6	13.0%	328.0	38.0	—	38.0	11.6%	69.9	21.3%	13.6	35.8%
Restructuring Costs	—	(16.0)	16.0	—		—	(30.5)	30.5	—
Corporate	—	(21.6)	—	(21.6)		—	(18.1)	—	(18.1)				(3.5)	(19.3)%

Total	$1,306.4	$130.1	$16.0	$146.1	11.2%	$1,203.9	$80.8	$30.5	$111.3	9.2%	$102.5	8.5%	$34.8	31.3%

	2010					2009					Year-over-year changes
		Reconciliation (2)					Reconciliation (1)				Net Sales		Normalized OI
	Net Sales	Reported OI	Excluded Items	Normalized OI	Operating Margin	Net Sales	Reported OI	Excluded Items	Normalized OI	Operating Margin
											$	%	$	%
Q2:
Home & Family	$592.0	$75.6	$—	$75.6	12.8%	$617.2	$80.4	$—	$80.4	13.0%	$(25.2)	(4.1)%	$(4.8)	(6.0)%
Office Products	483.5	99.4	—	99.4	20.6%	496.9	99.2	—	99.2	20.0%	(13.4)	(2.7)%	0.2	0.2%
Tools, Hardware & Commercial Products	420.7	70.1	—	70.1	16.7%	390.2	67.6	—	67.6	17.3%	30.5	7.8%	2.5	3.7%
Restructuring Costs	—	(21.2)	21.2	—		—	(29.5)	29.5	—
Corporate	—	(20.4)	1.6	(18.8)		—	(18.2)	—	(18.2)				(0.6)	(3.3)%

Total	$1,496.2	$203.5	$22.8	$226.3	15.1%	$1,504.3	$199.5	$29.5	$229.0	15.2%	$(8.1)	(0.5)%	$(2.7)	(1.2)%

	2010					2009					Year-over-year changes
		Reconciliation (2)					Reconciliation (1)				Net Sales		Normalized OI
	Net Sales	Reported OI	Excluded Items	Normalized OI	Operating Margin	Net Sales	Reported OI	Excluded Items	Normalized OI	Operating Margin	$	%	$	%

Q3:
Home & Family	$608.8	76.2	$—	$76.2	12.5%	$596.8	$83.9	$—	$83.9	14.1%	$12.0	2.0%	$(7.7)	(9.2)%
Office Products	450.3	70.8	—	70.8	15.7%	448.4	53.9	—	53.9	12.0%	1.9	0.4%	16.9	31.4%
Tools, Hardware & Commercial Products	428.2	70.5	—	70.5	16.5%	403.8	75.3	—	75.3	18.6%	24.4	6.0%	(4.8)	(6.4)%
Restructuring Costs	—	(16.2)	16.2	—		—	(27.0)	27.0	—
Corporate	—	(26.8)	6.9	(19.9)		—	(20.8)	—	(20.8)				0.9	4.3%

Total	$1,487.3	$174.5	$23.1	$197.6	13.3%	$1,449.0	$165.3	$27.0	$192.3	13.3%	$38.3	2.6%	$5.3	2.8%

	2010					2009					Year-over-year changes
		Reconciliation (2)					Reconciliation (1)				Net Sales		Normalized OI
	Net Sales	Reported OI	Excluded Items	Normalized OI	Operating Margin	Net Sales	Reported OI	Excluded Items	Normalized OI	Operating Margin	$	%	$	%

Q4:
Home & Family	$620.7	$61.2	$—	$61.2	9.9%	$605.5	$50.1	$—	$50.1	8.3%	$15.2	2.5%	$11.1	22.2%
Office Products	423.5	51.9	—	51.9	12.3%	411.2	51.0	—	51.0	12.4%	12.3	3.0%	0.9	1.8%
Tools, Hardware & Commercial Products	425.1	60.9	—	60.9	14.3%	403.7	64.7	—	64.7	16.0%	21.4	5.3%	(3.8)	(5.9)%
Restructuring Costs		(24.1)	24.1	—			(13.0)	13.0	—
Corporate		(28.1)	6.7	(21.4)			(23.5)	—	(23.5)				2.1	8.9%

Total	$1,469.3	$121.8	$30.8	$152.6	10.4%	$1,420.4	$129.3	$13.0	$142.3	10.0%	$48.9	3.4%	$10.3	7.2%

	2010					2009					Year-over-year changes
		Reconciliation (2)					Reconciliation (1)				Net Sales		Normalized OI
	Net Sales	Reported OI	Excluded Items	Normalized OI	Operating Margin	Net Sales	Reported OI	Excluded Items	Normalized OI	Operating Margin
											$	%	$	%
YTD:
Home & Family	$2,378.4	$281.8	$—	$281.8	11.8%	$2,377.2	$274.7	$—	$274.7	11.6%	$1.2	0.1%	$7.1	2.6%
Office Products	1,708.9	269.4	—	269.4	15.8%	1,674.7	235.2	—	235.2	14.0%	34.2	2.0%	34.2	14.5%
Tools, Hardware & Commercial Products	1,671.9	253.1	—	253.1	15.1%	1,525.7	245.6	—	245.6	16.1%	146.2	9.6%	7.5	3.1%
Restructuring Costs	—	(77.5)	77.5	—		—	(100.0)	100.0	—
Corporate	—	(96.9)	15.2	(81.7)		—	(80.6)	—	(80.6)				(1.1)	(1.4)%

Total	$5,759.2	$629.9	$92.7	$722.6	12.5%	$5,577.6	$574.9	$100.0	$674.9	12.1%	$181.6	3.3%	$47.7	7.1%

(1)	Excluded items are related to Project Acceleration costs.
(2)	Excluded items are related to Project Acceleration costs and restructuring related costs incurred in connection with the European Transformation Plan.

Newell Rubbermaid Inc.

Calculation of Free Cash Flow (1)

	Three Months Ended December 31,
	2010	2009
Free Cash Flow (in millions):
Net cash provided by operating activities	$204.7	$187.1
Capital expenditures	(56.6)	(45.6)

Free Cash Flow	$148.1	$141.5

	Twelve Months Ended December 31,
	2010	2009
Free Cash Flow (in millions):
Net cash provided by operating activities	$582.6	$602.8
Capital expenditures	(164.7)	(153.3)

Free Cash Flow	$417.9	$449.5

(1)	Free Cash Flow is defined as cash flow provided by operating activities less capital expenditures.

Newell Rubbermaid Inc.

Three Months Ended December 31, 2010

In Millions

Currency Analysis

	2010			2009	Year-Over-Year Increase (Decrease)
	Sales as Reported	Currency Impact	Adjusted Sales	Sales as Reported	Excluding Currency	Including Currency	Currency Impact
By Segment
Home & Family	$620.7	$(2.2)	$618.5	$605.5	2.1%	2.5%	0.4%
Office Products	423.5	11.6	435.1	411.2	5.8%	3.0%	(2.8)%
Tools, Hardware & Commercial Products	425.1	0.3	425.4	403.7	5.4%	5.3%	(0.1)%

Total Company	$1,469.3	$9.7	$1,479.0	$1,420.4	4.1%	3.4%	(0.7)%

By Geography
United States	$980.0	$—	$980.0	$939.7	4.3%	4.3%	0.0%
Canada	97.2	(4.6)	92.6	87.7	5.6%	10.8%	5.2%

Total North America	1,077.2	(4.6)	1,072.6	1,027.4	4.4%	4.8%	0.4%

Europe, Middle East and Africa	205.9	14.8	220.7	230.3	(4.2)%	(10.6)%	(6.4)%
Latin America	76.7	6.2	82.9	73.5	12.8%	4.4%	(8.4)%
Asia Pacific	109.5	(6.7)	102.8	89.2	15.2%	22.8%	7.5%

Total International	392.1	14.3	406.4	393.0	3.4%	(0.2)%	(3.6)%

Total Company	$1,469.3	$9.7	$1,479.0	$1,420.4	4.1%	3.4%	(0.7)%

Newell Rubbermaid Inc.

Twelve Months Ended December 31, 2010

In Millions

Currency Analysis

	2010			2009	Year-Over-Year (Decrease) Increase
	Sales as Reported	Currency Impact	Adjusted Sales	Sales as Reported	Excluding Currency	Including Currency	Currency Impact
By Segment
Home & Family	$2,378.4	$(20.9)	$2,357.5	$2,377.2	(0.8)%	0.1%	0.9%
Office Products	1,708.9	40.3	1,749.2	1,674.7	4.4%	2.0%	(2.4)%
Tools, Hardware & Commercial Products	1,671.9	(21.5)	1,650.4	1,525.7	8.2%	9.6%	1.4%

Total Company	$5,759.2	$(2.1)	$5,757.1	$5,577.6	3.2%	3.3%	0.0%

By Geography
United States	$3,949.9	$—	$3,949.9	$3,881.4	1.8%	1.8%	0.0%
Canada	362.3	(33.3)	329.0	326.5	0.8%	11.0%	10.2%

Total North America	4,312.2	(33.3)	4,278.9	4,207.9	1.7%	2.5%	0.8%

Europe, Middle East, and Africa	803.5	28.2	831.7	795.1	4.6%	1.1%	(3.5)%
Latin America	269.8	29.9	299.7	262.9	14.0%	2.6%	(11.4)%
Asia Pacific	373.7	(26.9)	346.8	311.7	11.3%	19.9%	8.6%

Total International	1,447.0	31.2	1,478.2	1,369.7	7.9%	5.6%	(2.3)%

Total Company	$5,759.2	$(2.1)	$5,757.1	$5,577.6	3.2%	3.3%	0.0%

Newell Rubbermaid Inc.

Impact of Capital Structure Optimization Plan

For the Twelve Months Ended December 31, 2010

(In Millions, except EPS amounts)

	Twelve Months Ended December 31, 2010
	Dollars	Shares	EPS
Loss related to early extinguishment of $279 million principal amount of 10.6% notes due 2019, net of tax	$82.8		$0.27

Loss related to early extinguishment of $325 million principal amount of 5.50% Convertible Notes, net of tax	54.9		$0.18

Normalize third quarter weighted average share count to remove beneficial impact of purchase of 25,806,452 shares in August 2010 under the Accelerated Share Buyback		3.5	$(0.02)

Normalize third quarter weighted average share count to remove adverse impact of issuance of 37,728,415 shares in September 2010 in the Convertible Notes exchange		(1.5)	$0.01

Total impact of the Capital Structure Optimization Plan excluded from Normalized Earnings and Earnings per Share	$137.7	2.0	$0.44

Q4 2010 Earnings Call Presentation January 27, 2011

Newell Rubbermaid
Brands That Matter

Sharpie. IRWIN. Goody Rubbermaid. GRACO Calphalon WATERMAN PARIS
LENOX PaperMate LEVOLOR PARKER. DYMO Rubbermaid Commercial Products Aprica.

Forward-Looking Statement
Statements in this presentation that are not historical in nature constitute forward-looking statements. These forward-looking statements relate to information or assumptions about the effects of sales, income/(loss), earnings per share, operating income or gross margin improvements or declines, Project Acceleration, the
European Transformation Plan, the Capital Structure Optimization Plan, capital and other expenditures, cash flow, dividends, restructuring and restructuring related costs, costs and cost savings, inflation or deflation, particularly with respect to commodities such as oil and resin, debt ratings, and management's plans, projections and objectives for future operations and performance. These statements are accompanied by words such as "anticipate," "expect," "project," "will," "believe," "estimate" and similar expressions. Actual results could differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, our dependence on the strength of retail, commercial and industrial sectors of the economy in light of the global economic slowdown; currency fluctuations; competition with other manufacturers and distributors of consumer products; major retailers' strong bargaining power; changes in the prices of raw materials and sourced products and our ability to obtain raw materials and sourced products in a timely manner from suppliers; our ability to develop innovative new products and to develop, maintain and strengthen our end-user brands; our ability to expeditiously close facilities and move operations while managing foreign regulations and other impediments; our ability to implement successfully information technology solutions throughout our organization; our ability to improve productivity and streamline operations; changes to our credit ratings; significant increases in the funding obligations related to our pension plans due to declining asset values or otherwise; the imposition of tax liabilities greater than our provisions for such matters; the risks inherent in our foreign operations and those factors listed in the company’s latest quarterly report on Form 10-Q, and exhibit 99.1 thereto, filed with the Securities and
Exchange Commission. Changes in such assumptions or factors could produce significantly different results.
The information contained in this presentation is as of the date indicated. The company assumes no obligation to update any forward-looking statements contained in this presentation as a result of new information or future events or developments.

Newell Rubbermaid
Brands That Matter

Sharpie. IRWIN. Goody Rubbermaid GRACO Calphalon WATERMAN PARIS
LENOX Paper Mate LEVOLOR PARKER DYMO Rubbermaid Commercial Products Aprica

Normalized EPS of $0.34; 26% improvement versus the prior year primarily driven by sales growth, reduced interest and a lower tax rate
Net Sales of $1.47 billion, a 3.4% increase versus the prior year, including a 4.9% increase in core sales offset by the impact of last year’s product line exits of (0.8%) and foreign currency of (0.7%)
Gross Margin expansion of 10 basis points to 37.1%
• Improved product mix and productivity more than offset the impact of input cost inflation
Operating Cash Flow of $204.7 million, compared to $187.1 million last year
Q4 2010 Summary

Newell Rubbermaid
Brands That Matter

Sharpie. IRWIN. Goody Rubbermaid Graco Calphalon Waterman Paris
Lenox Paper Mate Levolor Parker Dymo Rubbermaid Commercial Products Aprica

Normalized EPS of $1.52; 16% improvement versus the prior year driven primarily by higher core sales, expanded gross margins and lower interest expense
Net Sales of $5.76 billion, a 3.3% increase over the prior year, consisting of a 4.7% increase in core sales offset by the impact of 2009 product line exits of (1.4%); foreign currency had a negligible impact
Gross Margin expansion of 100 basis points to 37.7%
• Productivity gains and improved product mix more than offset the effect of input cost inflation
Operating Cash Flow of $582.6 million, compared to $602.8 million last year
FY 2010 Summary

Newell Rubbermaid
Brands That Matter

Sharpie. IRWIN. Goody Rubbermaid GRACO Calphalon WATERMAN PARIS
LENOX Paper Mate LEVOLOR PARKER DYMO Rubbermaid Commercial Products Aprica

Q4 2010 Sales:
Percent Change by Segment
Q4 2010
Home &
Family
Office
Products
Tools,
Hardware &
Commercial
Products Total
Core Sales 2.1 8.2 5.4 4.9
Product Line Exits 0.0 (2.4) 0.0 (0.8)
Currency Translation 0.4 (2.8) (0.1) (0.7)
Total 2.5 3.0 5.3 3.4

Newell Rubbermaid
Brands That Matter

Sharpie. IRWIN. Goody Rubbermaid GRACO Calphalon WATERMAN
LENOX PaperMate LEVOLOR PARKER. DYMO Rubbermaid Aprica.

FY 2010 Sales:
Percent Change by Segment
FY 2010
Home &
Family
Office
Products
Tools,
Hardware &
Commercial
Products Total
Core Sales 0.5 7.4 8.2 4.7
Product Line Exits (1.3) (3.0) 0.0 (1.4)
Currency Translation 0.9 (2.4) 1.4 0.0
Total 0.1 2.0 9.6 3.3

Newell Rubbermaid
Brands That Matter

Sharpie. IRWIN. Goody Rubbermaid GRACO Calphalon WATERMAN
LENOX PaperMate LEVOLOR PARKER DYMO Rubbermaid Commercial Products Aprica

Full Year 2011 Outlook
Net Sales Growth
Core Sales Growth
Currency Translation
Gross Margin Expansion
"Normalized" EPS** Growth
Cash Flow from Operations
Capital Expenditures
FY 2011 Outlook*
$180 to $200 million
4% to 5%
4% to 5%
> $550 million
50 to 75 basis points
10% to 12%
Negligible impact
* Reflects outlook communicated in the Q4 2010 Earnings Release and Earnings Call
** See reconciliation included in the Appendix

Innovations Discussed on the
Q4 2010 Earnings Call
Calphalon Contemporary
Nonstick Cookware Refresh
Features a hard-anodized
exterior and nonstick
interior to offer durability,
performance and fast
clean-up
Two loop handles go from
stovetop to oven to table
Long handles stay cool on
the stove and glass lids
allow you to view what’s
cooking

Innovations Discussed on the
Q4 2010 Earnings Call
Calphalon Tri-Ply Stainless
Steel Cookware Refresh
Combines the beauty of
stainless steel with the
superior performance of
aluminum
Layers of stainless steel
surround an inner core
of highly-conductive,
heavy-gauge aluminum
that extends up the
sides of each pan to
spread heat evenly

Newell Rubbermaid
Brands That Matter

2 in. Plantation Faux Wood Blinds
Custom SizeNow
LEVOLOR
LEVOLOR
LEVOLOR

Innovations Discussed on the
Q4 2010 Earnings Call
Levolor® Size-in-Store
Blinds and Shades
Best-in-class technology
makes it easy for
consumers to get
perfectly sized blinds and
shades immediately
trimmed to the exact size
while in store

Innovations Discussed on the
Q4 2010 Earnings Call
Rubbermaid Reveal™
Spray Mop
Microfiber pad is reusable
saving the extra cost of
buying disposable pads
Picks up 50% more dirt
and dust per swipe than
traditional mops
Refillable spray bottle
allows you to use your
favorite solution
Expanding distribution in
the mass retail channel

NewellRubbermaid
Brands That Matter

NEW
Sharpie GEL
HIGHLIGHTER
Smear
ADVANCED
OUR STRONGEST SMEAR PROTECTION!
PLUS
WON'T BLEED THROUGH PAPER!
GEL STICK
SMEARGUARD.

Innovations Discussed on the
Q4 2010 Earnings Call
Sharpie® Gel Highlighter
New gel stick technology
provides our strongest
smear protection across
pen and marker inks and
ink jet printouts
Won’t bleed through
paper and works on all
paper surfaces
Won't dry out if left
uncapped
Writes as long as a
traditional pen-style
highlighter

Innovations Discussed on the
Q4 2010 Earnings Call
Rubbermaid® Medical Solutions
Product portfolio, including
computer carts, medication
carts and wall mounted
workstations, is designed
to reduce user fatigue and
improve workflow while
adapting to multiple clinical
environments

Innovations Discussed on the
Q4 2010 Earnings Call
IRWIN® VISE-GRIP®
GrooveLock Pliers
Simple push of press-n-slide
button adjusts lower jaw 2X
faster than traditional groove
joint pliers
Multi-Groove Ratcheting
System has twice the groove
positions than any other
groove joint pliers, providing
precise jaw positioning to grip
any type of surface
Anti-pinch, non-slip
ProTouch™ Grips provide
comfort, control, and less
hand fatigue

Newell Rubbermaid
Brands That Matter

Men'sHealth
100
TECH GUIDE 2011 Men's Health
BEST NEW PRODUCTS FOR MEN
IRWIN
42
Irwin Universal Handsaw
Tool-shop folklore holds that a team of human interaction specialists and handymen joined forces in a secret mission to create the ultimate hand saw. The result is this sawdust-spewing ripper that Irwin claims is the world's best universal saw. The blade-to-handle angle was realigned to allow more of the blade to touch wood on each stroke and to reduce elbow, arm, and hand strain. The company claims it cuts three times quicker than a traditional saw. $20, irwin.com

Innovations Discussed on the
Q4 2010 Earnings Call
IRWIN® Universal Handsaw
Patent-pending handle-to-
blade design and patented
universal triple-ground teeth
cuts three times faster than
traditional handsaws through
virtually any material
Patented universal tooth grind
delivers the speed of a
coarse-cutting saw with the
fine finish of a fine-cutting saw
Lightweight and ergonomic
comfort grip handle reduces
hand fatigue

Appendix

Reconciliation: Q4 2010 and
Q4 2009 “Normalized” EPS
Q4 2010 Q4 2009
Diluted earnings per share (as reported): $0.25 $0.20
Restructuring and restructuring related costs,
net of tax [ 1 ]
$0.08 $0.04
Convertible notes dilution $0.00 $0.02
Other items, net of tax [ 2 ]
$0.00 $0.01
"Normalized" EPS: $0.34 $0.27
Totals may not foot due to rounding
[ 1 ]  Restructuring and restructuring related costs include impairment charges, employee termination benefits and other costs associated with Project Acceleration as well as costs associated with the
European Transformation Plan, and the related tax effects.
[ 2 ]  Other items in Q4 2009 reflect the adoption of the parallel rate to translate the results of the
Company's Venezuelan operations beginning in the fourth quarter of 2009.

Reconciliation: Full Year 2010 and
Full Year 2009 “Normalized” EPS
FY 2010 FY 2009
Diluted earnings per share (as reported): $0.96 $0.97
Restructuring and restructuring related costs, net of
tax [ 1 ] $0.24 $0.26
Convertible notes dilution $0.10 $0.06
Capital structure optimization plan [ 2 ] $0.44 $0.00
Benefit from the resolution of a tax examination [ 3 ] ($0.21) $0.00
Other items, net of tax [ 4 ] ($0.01) $0.02
"Normalized" EPS: $1.52 $1.31
[ 1 ]  Restructuring and restructuring related costs include impairment charges, employee termination benefits and other costs associated with Project Acceleration as well as costs associated with the
European Transformation Plan, and the related tax effects.
[ 2 ]  See subsequent slide for detail of Capital Structure Optimization Plan.
[ 3 ]  Represents a benefit associated with the favorable resolution of a multi-year tax examination.
[ 4 ]  Other items in 2010 consist of a benefit associated with hyperinflationary accounting for the Company's
Venezuelan operations.  Other items in 2009 consist of the impact of the adoption of the parallel rate to translate the results of the Company's Venezuelan operations beginning in the fourth quarter of 2009 and one-time costs for the early retirement of $325 million principal amount of medium-term notes.

Reconciliation: Full Year 2010 Capital
Structure Optimization Plan, net of tax
FY 2010
Loss related to early retirement / extinguishment of
$279 million principal amount of 10.6% notes due
2019, net of tax $0.27
Loss related to early retirement / extinguishment of
$325 million principal amount of 5.50% Convertible
Notes, net of tax $0.18
Normalize third quarter weighted average share
count to remove beneficial impact of purchase of
25,806,452 shares in August 2010 under the
Accelerated Share Buyback ($0.02)
Normalize third quarter weighted average share
count to remove adverse impact of issuance of
37,728,415 shares in September 2010 Convertible
Notes exchange $0.01
Total impact of the Capital Structure Optimization
Plan, net of tax, excluded from "Normalized"
Earnings per Share $0.44

Reconciliation: Q4 2010 and Q4 2009 Operating
Income to Operating Income Excluding Charges
Q4 2010 Q4 2009
Net Sales $1,469.3 $1,420.4
Operating Income (as reported) $121.8 $129.3
Restructuring and Restructuring Related Costs [ 1 ] $30.8 $13.0
Operating Income (excluding charges) $152.6 $142.3
Operating Income (excluding charges), as a
Percent of Net Sales 10.4% 10.0%
[ 1 ]  Restructuring and restructuring related costs include impairment charges, employee termination benefits and other costs associated with Project Acceleration as well as costs associated with the
European Transformation Plan.
$ millions

Reconciliation: Full Year 2010 and Full Year 2009
Operating Income to Operating Income Excluding Charges
FY 2010 FY 2009
Net Sales $5,759.2 $5,577.6
Operating Income (as reported) $629.9 $574.9
Restructuring and Restructuring Related Costs [ 1 ] $92.7 $100.0
Operating Income (excluding charges) $722.6 $674.9
Operating Income (excluding charges), as a Percent
of Net Sales 12.5% 12.1%
[ 1 ]  Restructuring and restructuring related costs include impairment charges, employee termination benefits and other costs associated with Project Acceleration as well as costs associated with the
European Transformation Plan.

22 Reconciliation: Q4 2010 and Q4 2009 Free Cash Flow Q4 2010 Q4 2009 Operating Cash Flow $204.7 $187.1 Capital Expenditures (56.6) (45.6) Free Cash Flow $148.1 $141.5 $ millions

23 Reconciliation: Full Year 2010 and Full Year 2009 Free Cash Flow FY 2010 FY 2009 Operating Cash Flow $582.6 $602.8 Capital Expenditures (164.7) (153.3) Free Cash Flow $417.9 $449.5 $ millions

Reconciliation: Full Year 2011
Outlook for “Normalized” EPS
FY 2011
Diluted earnings per share: $1.43 to $1.46
Restructuring and restructuring related costs, net of tax [ 1 ] $0.22 to $0.26
"Normalized" EPS: $1.67 to $1.70
[ 1 ]  Restructuring and restructuring related costs include impairment charges, employee termination benefits and other costs associated with the European Transformation Plan, and the related tax effects.